Trade and other liabilities and other non-current liabilities	12 Months Ended
Dec. 31, 2024
Trade and other liabilities and other non-current liabilities
Trade and other liabilities and other non-current liabilities

26. Trade and other liabilities and other non-current liabilities

	December 31,
	2024	2023

	(Euro, in thousands)
Trade and other liabilities	€97,780	€134,653
Current financial instruments	5	—
Accrued charges	1,092	548
Total trade and other liabilities	€98,877	€135,201

Non-current contingent consideration related to milestones CellPoint	€20,576	€20,972
Other non-current liabilities	13,245	10,598
Total other non-current liabilities	€33,821	€31,570

The carrying value of trade and other liabilities approximates their fair value.

The contingent consideration arrangement relating to the acquisition of CellPoint requires us to pay the former owners of CellPoint additional considerations up to €100.0 million. This amount is due when certain sequential development (€20.0 million), regulatory (€30.0 million) and sales-based (€50.0 million) milestones would be achieved. Total fair value at acquisition date of these milestones amounted to €20.2 million at acquisition date.

The fair value measurement is based on significant inputs that are not observable in the market, which are classified as Level 3 inputs. Key assumptions in the valuation at December 31, 2022 included a discount rate of 12.5%, an appropriate probability of success of reaching these milestones and expected timing of these milestones, in line with the timelines and probabilities used in our impairment test of the CAR-T business.

As per December 31, 2024 changes were made to the discount rate (13.75% at December 31, 2024 and 13.72% at December 31, 2023) and the expected timing of the milestones. The only impact that was recognized compared to the date of acquisition is the discounting effect. This is recognized on the line “other financial income”. A change in probabilities of success by 5 percentage points would result in a change of €2.9 million in the total contingent consideration liability on December 31, 2024. A change in the applied discount rate by 1 percentage point would result in a change of €0.6 million in the total contingent consideration liability on December 31, 2024. A delay of one year in expected timing of the milestones would result in a decrease of €2.5 million in the total contingent consideration liability on December 31, 2024.